EXHIBIT 10(a)

EARL  SCHEIB, INC.

15206 Ventura Boulevard

Suite 200

Ventura, California 91403

December 10, 2004

To:                            Christian K. Bement
David I. Sunkin
Charles E. Barrantes

From:                  The Board of Directors of Earl Scheib, Inc.

Subject:     Amendment to Earl Scheib, Inc. Modified Executive Retention and Incentive Plan (“Amendment”)

Reference is made to the Earl Scheib, Inc. Modified Executive Retention and Incentive Plan dated as of April 2, 2003 (the “Original Plan”).  This Amendment is effective as of October 25, 2004.

Section 3.1(a) of the Original Plan is amended and restated to read in full as follows:

“(a)         (i)Your employment is involuntarily terminated by the Company or any of its Subsidiaries for any reason other than Just Cause, or (ii) you voluntarily terminate your employment with the Company and all Subsidiaries for Good Reason within 60 days after the occurrence of such Good Reason”.

Section 3.1(b) of the Original Plan is amended and restated to read in full as follows:

“(b)         Within the period beginning 90 days before the execution by the Company of a definitive agreement to consummate an Other Transaction and ending upon the occurrence of the Other Transaction, (i) your employment is involuntarily terminated by the Company or any of its Subsidiaries for any reason other than Just Cause, or (ii) you voluntarily terminate your employment with the Company and all Subsidiaries for Good Reason within 60 days after the occurrence of such Good Reason.”

Section 3.1(c) of the Original Plan is amended and restated to read in full as follows:

“(c)         Within the period beginning 90 days after the occurrence of the earlier of a Change in Control or an Other Transaction and ending 150 days after the occurrence of the earlier of a Change in Control or an Other Transaction, you voluntarily terminate your employment with the Company and all of its Subsidiaries, with or without Good Reason.”

A new Section 3.1(d) is hereby added to the Original Plan to read in full as follows:

“(d)         Within 12 months after the occurrence of an Other Transaction, (i) your employment is involuntarily terminated by the Company or any of its Subsidiaries for any reason other than Just Cause, or (ii) you voluntarily terminate your employment with the Company and all Subsidiaries for Good Reason within 60 days after the occurrence of such Good Reason”.

Section 3.2(a) of the Original Plan is amended and restated to read in full as follows:

“(a)  Six in the case of a termination under Section 3.1(a)(i) or Section 3.1(c), for each of Christian K. Bement and David I. Sunkin;”

Section 3.2(b) of the Original Plan is amended and restated to read in full as follows:

“(b)  Eighteen in the case of a termination under Section 3.1(b) or (d) with respect to an Other Transaction, for each of Christian K. Bement and David I. Sunkin.”

Section 3.2(c) of the Original Plan is amended and restated to read in full as follows:

“(c)  Nine in the case of a termination under Section 3.1(a)(i) or Section 3.1(c), for Charles E. Barrantes;”

Section 3.2(d) of the Original Plan is amended and restated to read in full as follows:

“(d)  Twenty-one in the case of a termination under Section  3.1(b) or (d) with respect to an Other Transaction, for Charles E. Barrantes.”

A new Section 3.2(e) is hereby added to the Original Plan to read in full as follows:

“(e)   Twelve in the case of a termination under Section 3.1(a)(ii) for each of Christian K. Bement, David I. Sunkin and Charles E. Barrantes.”

Section 10.6 of the Original Plan is amended and restated to read in full as follows:

“This Plan shall continue in full force and effect until its terms and provisions are completely carried out.”

Except as set forth herein, all provisions of the Original Plan shall remain in full force and effect.

Sincerely,

EARL SCHEIB, INC.

By /s/Christian K. Bement
Name Christian K. Bement
Title President & Chief Executive Officer

EMPLOYEE ACKNOWLEDGES THAT EMPLOYEE HAS READ THIS AMENDMENT, UNDERSTANDS IT AND IS VOLUNTARILY ENTERING INTO IT.

Signature of Employee	Dated

Printed Name of Employee	Address of Employee

Signature and Title of Company	Dated
Representative